           AMENDMENT TO WORKING CAPITAL LOAN AND SECURITY AGREEMENT
           --------------------------------------------------------

                  This AMENDMENT TO WORKING CAPITAL LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of this 30th day of January 1998, by and among AGE INSTITUTE OF FLORIDA, INC., a Florida non-profit corporation (together with its successors in interest and assigns, "Borrower"), GENESIS HEALTH VENTURES, INC., a Pennsylvania business corporation (together with its successors in interest and assigns, "Genesis"), and ET CAPITAL CORP., a Delaware corporation (together with its successors in interest and assigns, "ET Capital"; Genesis and ET Capital are sometimes collectively referred to herein as "Lenders").


                                  BACKGROUND
                                  ----------

                  A. On August 31, 1996, Borrower acquired from Edgemont Partners, L.P. eleven (11) health care facilities located in the State of Florida (the "Facilities").

                  B. Borrower and Genesis entered into that certain Working Capital Loan and Security Agreement, dated as of August 31, 1996 (the "Agreement"), whereby Genesis agreed to provide Borrower with a loan in the maximum principal amount of $10,000,000 (the "Loan") for the working capital needs of the Facilities.

                  C. The Loan was evidenced by a Promissory Note, dated as of August 31, 1995 (the "Note"), payable to the order of Genesis in the maximum principal amount of $10,000,000.

                  D. Pursuant to that certain Assignment and Assumption Agreement, dated as of the date hereof (the "Assignment"), among Genesis, ET Capital and Borrower, Genesis sold and ET Capital purchased a portion of the principal amount of the Note equal to $7,500,000, and ET Capital assumed the rights and obligations of a lender under the Agreement.

                  E. Contemporaneously with the execution and delivery hereof, Borrower is executing and delivering (i) the Amended and Restated Promissory Note, dated the date hereof, payable to the order of ET Capital in the principal amount of $7,500,000 (the "ET Capital Note") and (ii) the Amended and Restated Promissory Note, dated the date hereof, payable to the order of Genesis in the principal amount of $2,500,000 (the "Genesis Note").

                  F. Borrower and Lenders have agreed to amend certain provisions of the Agreement as set forth herein.

                  G. As security for Borrower's obligations to Lenders, Borrower has agreed to execute and deliver a Second Mortgage, Assignment of Rents and Security Agreement in favor of Genesis, as agent on behalf of the Lenders.


                                     TERMS
                                     -----

                  NOW, THEREFORE, in consideration of the terms and conditions set forth herein, and of any loans, advances, or extensions of credit heretofore, now or hereafter made to or for the benefit of Borrower by Lenders, and intending to be legally bound hereby, the parties hereto agree as follows:

         1.       Definitions.
                  ------------

                  1.1 All capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Agreement.

                  1.2 The Agreement is hereby amended such that all references in the Agreement to "Lender" shall be deemed to be references to "Lenders", as such term is defined in this Amendment.

                  1.3 The Agreement is hereby amended such that all references in the Agreement to "Note" shall be deemed to refer collectively to the ET Capital Note and the Genesis Note.

         2.       Amendment to Expiration Date.
                  -----------------------------

                  Section 1.1 of the Agreement is hereby amended by deleting in the first sentence thereof "August 31, 2001" as the Expiration Date, and replacing it with "August 31, 2007."

         3.       Elimination of Revolving Nature of the Loan.
                  --------------------------------------------

                  Section 1.1 of the Agreement is further amended by deleting the last sentence of such Section in its entirety and replacing it with the following sentence:

                  "Borrower shall be permitted to repay amounts drawn hereunder, but shall not be permitted to draw again upon such amounts repaid."

         4.       Amendment to Security Interest Provisions.
                  ------------------------------------------

                  4.1 The parties hereto acknowledge that, pursuant to the Assignment, Lenders have appointed ET Capital to act as their agent under the Agreement, including, without limitation, with respect to the security interests granted thereunder.

                  4.2 Section 1.5(a) of the Agreement is hereby amended by deleting the first sentence of such sentence in its entirety and replacing it with the following:

                  "Borrower hereby grants to ET Capital, as agent on behalf of Lenders, a second priority lien and security interest on all of Borrower's Gross Patient Accounts Receivable and other personal property utilized in the Facilities or in connection with the operation thereof, tangible or intangible, whether now owned or hereafter acquired, documents, contracts, guarantees, books and records, processing cards, tapes, tabulating runs, programs and similar material related thereto, together with all products and replacements thereof and all proceeds of any of the foregoing (collectively, "Personal Property" and the "Collateral"). Such lien and security interest shall be held by ET Capital for the benefit of the Lenders in accordance with the provisions of the Assignment."

         5.       Amendment to Notice Provision.
                  ------------------------------

         Section 9.1 of the Agreement is amended by adding the following to the end of subsection (B) of such Section:

         "and a copy to:

         ET Capital Corp.
         415 McFarlan Rd., Suite 202
         Kennett Square, Pennsylvania  19348
         Attention:  President"

         6.       Successors and Assigns.
                  -----------------------

                  This Amendment shall be binding upon and inure to the benefit of Borrower and Lenders and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Lenders.

         7.       Ratification of Agreement.
                  --------------------------

                  Other than as specifically amended hereby and pursuant to the Assignment, the Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

         8.       Counterparts.
                  -------------

                  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         9.       Governing Law.
                  --------------

                  This Amendment and the rights and obligation of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



ATTEST:                                           AGE INSTITUTE OF FLORIDA, INC.



                  /s/ Harry D. Madonna            /s/ Carol A. Tschop
--------------------------------------            ------------------------------
Name:             Harry D. Madonna                Name: Carol A. Tschop
Title:            Secretary                       Title: President


ATTEST:                                           GENESIS HEALTH VENTURES, INC.



                  /s/ Ira C. Gubernick                     /s/ Michael R. Walker
--------------------------------------            ------------------------------
Secretary                                         Name:    Michael R. Walker
                                                  Title:   Chairman & CEO


WITNESS:                                                ET CAPITAL CORP.



                  /s/ Deborah Gianoulis           /s/ Edward B. Romanov, Jr.
---------------------------------------           ------------------------------
Name:        Deborah Gianoulis                    Name:  Edward B. Romanov, Jr.
                                                  Title:    President & CEO